EXHIBIT 99


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                                      WFMBS MORTGAGE LOAN POOL
                                         15-YEAR FIXED RATE
                                 NON-RELOCATION/RELOCATION MORTGAGES
                                        WFMBS SERIES 2004-02
                                      POOL PROFILE (1/08/2004)

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
                                               -------------------      --------------------
                                                      Bid                    Tolerance
                                               -------------------      --------------------
AGGREGATE PRINCIPAL BALANCE                          $350,000,000                (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                                1-JAN-04
INTEREST RATE RANGE                                   4.500-6.250
GROSS WAC                                                  5.310%          (+5 BPS/ -5 BPS%)
WEIGHTED AVERAGE SERVICE FEE                               25 BPS
MASTER SERVICING FEE                                        1 BPS
WAM (in months)                                               178              (+/- 2 MONTH)

WALTV                                                         57%              (MAXIMUM +2%)
                                                                                                           Estimated Dispersion:
CALIFORNIA %                                                  38%              (MAXIMUM 39%)               -------------------------
                                                                                                           4.500%                359
AVERAGE LOAN BALANCE                                     $460,000         (MAXIMUM $470,000)               4.625%              1,856
LARGEST INDIVIDUAL LOAN BALANCE                        $1,400,000       (MAXIMUM $1,600,000)               4.750%             14,704
                                                                                                           4.875%             23,843
CASH-OUT REFINANCE %                                          22%             (MAXIMUM  +1%)               5.000%             22,089
                                                                                                           5.125%             25,776
PRIMARY RESIDENCE %                                           93%              (MINIMUM -2%)               5.250%             84,099
                                                                                                           5.375%             65,522
SINGLE-FAMILY DETACHED %                                      90%              (MINIMUM -1%)               5.500%             51,199
                                                                                                           5.625%             34,483
FULL DOCUMENTATION %                                          46%              (MINIMUM -1%)               5.750%             16,662
                                                                                                           5.875%              8,532
UNINSURED > 80% LTV %                                       0.31%              (MAXIMUM +1%)               6.000%                 52
                                                                                                           6.250%                822
WA FICO                                                       734              (MINIMUM -10)
                                                                                                           5.313%            350,000
Relo                                                                                                       -------------------------

        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
           MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
               SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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
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                                     WFMBS MORTGAGE LOAN POOL
                                        15-YEAR FIXED RATE
                                NON-RELOCATION/RELOCATION MORTGAGES
                                       WFMBS SERIES 2004-02
                                      POOL PROFILE (1/08/2004)
                                        PRICING INFORMATION
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
     RATING AGENCIES                               TBD BY WELLS FARGO

     PASS THRU RATE                                         4.75% or 5.00%

     ASSUMED SIZE OF PRINCIPAL ONLY CLASS                   0.49% or 1.61%

     PRICING DATE                                                 TBD

     FINAL STRUCTURE DUE DATE                               12-JAN-04              9:00 AM

     SETTLEMENT DATE                                        29-JAN-04

     ASSUMED SUB LEVELS                                           AAA          1.200%
                                                                   AA            TBD
                                                                    A            TBD
                                                                  BBB            TBD
                                                                   BB            TBD
                                                                    B            TBD

                                                   Note:  AAA Class will be rated by two rating agencies.
                                                   AA through B Classes will be rated by one rating agency.

WFASC Securitization Program as follows:

   1) All Special Hazard, Bankruptcy & Fraud losses will be allocated as regular Realized Losses.

   2) Curtailment Interest Shortfall will be allocated on a pro rata basis to all bonds.

   3) Soldiers & Sailors Interest Shortfall will be allocated on a pro rata basis to all bonds.

   4)   Wells Fargo Bank Minnesota, N.A. will act as custodian.

   5) No Floating Rate Interest-Only strips will be described as Fixed Rate (Normalized I/O's)

*  This Security may contain Pledged Asset Loans.
-------------------------------------------------

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2004-02. The principal only certificate created by the discount mortgage loans will be included in the bid on the pricing date.



WFMBS CONTACTS                         Brad Davis (301) 846-8009
                                       Mike Miller (301) 815-6397
                                       Gretchen Markley (301) 846-8356

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
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                           WFASC Denomination Policy
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

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                                                                                    Minimum              Physical        Book Entry
Type and Description of Certificates                                            Denomination (1)(4)    Certificates     Certificates
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
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex
components (subject to reasonable prepayment support)                                $25,000            Allowed            Allowed

Companion classes for PAC, TAC, Scheduled Classes                                   $100,000            Allowed            Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that provide credit protection to the Class A, Complex multi-component
certificates                                                                        $100,000            Allowed            Allowed

Notional and Nominal Face IO                                                           (2)              Allowed            Allowed

Residual Certificates                                                                  (3)              Required         Not Allowed

All other types of Class A Certificates                                                (5)                (5)                (5)



Class B (Investment Grade)                                                          $100,000            Allowed            Allowed

Class B (Non-Investment Grade)                                                      $250,000            Required         Not Allowed
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

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.